SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 6, 1998
                                                --------------

                                NTL INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  Delaware                          0-22616                      52-1822078
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(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


110 East 59th Street, New York, New York                               10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212)906-8440
                                                           -------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.
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     On March 6,  1998,  NTL  Incorporated  ("NTL")  announced  that it priced a concurrent offering of UK Sterling Senior Notes Due 2008 (the "Sterling Senior Notes"), UK Sterling Deferred Coupon Notes Due 2008 (the "Sterling Deferred Coupon Notes") and US Dollar Deferred Coupon Notes Due 2008 (the "Dollar Deferred Coupon Notes", collectively, the "Notes").

     A copy of the press release issued by the Company regarding this announcement is attached hereto as an exhibit and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits
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            Exhibits

     99     Press Release issued March 6, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL INCORPORATED
                                          (Registrant)


                                       By: /s/ Richard J. Lubasch
                                       ----------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President-
                                                 General Counsel


Dated: March 9, 1998

                                  EXHIBIT INDEX



Exhibit                                                               Page


99        Press Release issued March 6, 1998.